UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  October 20, 2006
                                           -------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                   0-31525                 68-0352144
----------------------------       -------------          -------------------
(State or other jurisdiction        (Commission             (IRS Employer
     Of incorporation)              File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California        95670
-----------------------------------------------------------      ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (916) 565-6100
                                                      ---------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2006, the Board of Directors of American River Bankshares (the "Company") approved the 2007 calendar year fee schedule for the directors (except management directors) for service on the Boards of the Company and the Company's subsidiary, American River Bank, including the committees thereof.

The fee schedule for 2007 is as follows:

   ---------------------------------------------------------------------------
                Monthly Retainers                            Amount
   -------------------------------------------- ------------------------------
   Board of Directors                                         800
   -------------------------------------------- ------------------------------
   Chairman                                                  1,500
   -------------------------------------------- ------------------------------
   Finance & Capital Committee Chair                         1,100
   -------------------------------------------- ------------------------------
   Audit Committee Chair                                     1,100
   -------------------------------------------- ------------------------------
   Loan Committee Chair                                      1,100
   -------------------------------------------- ------------------------------
   Compensation Committee Chair                              1,100
   ---------------------------------------------------------------------------


   ---------------------------------------------------------------------------
             Meeting Attendance Fees                         Amount
   -------------------------------------------- ------------------------------
   Board of Directors                                         400
   -------------------------------------------- ------------------------------
   Finance & Capital Committee                                300
   -------------------------------------------- ------------------------------
   Audit Committee                                            300
   -------------------------------------------- ------------------------------
   Loan Committee                                             400
   -------------------------------------------- ------------------------------
   Compensation Committee                                     300
   -------------------------------------------- ------------------------------
   Subsidiary Board Meeting                                   350
   ---------------------------------------------------------------------------


In addition the Board also approved the annual salaries for the Executive Officers of the registrant for 2006 as follows: David Taber, Chief Executive Officer, $257,500; Mitchell Derenzo, Chief Financial Officer, $145,000; Douglas Tow, Chief Credit Officer, $145,000; Kevin Bender, Chief Information Officer, $120,000; Gregory Patton, President of American River Bank, $140,000; Raymond Byrne, President of North Coast Bank, a division of American River Bank, $130,000; and Larry Standing, President of Bank of Amador, a division of American River Bank $150,000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
October 20, 2006                    Mitchell A. Derenzo, Chief Financial Officer



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